SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON,  D.C. 20549



                                  FORM 8-K



                              CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported)   JULY 2, 1999



                               PRAXAIR, INC.

          (Exact Name of Registrant as Specified in its Charter)


DELAWARE                            1-11037           06-124-9050
(State or other                     (Commission       (IRS Employer
jurisdiction of incorporation)       File Number)     Identification (No.)



 39 OLD RIDGEBURY ROAD, DANBURY, CT                       06810-5113
(Address of principal executive office)                   (Zip Code)


                              203-837-2000
(Registrant's Telephone Number, Including Area Code


                               N/A
(Former Name or Former Address, if Changed Since Last Report)







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ITEM 5.  OTHER EVENTS

On July 1, 1999, a civil jury in the Philadelphia Court of Common Pleas returned a defense verdict in favor of Praxair, Inc. in a lawsuit brought against it in 1996 by Airgas, Inc. The complaint in the lawsuit had alleged that Praxair breached an oral contract to include Airgas in its 1996 acquisition of CBI Industries, Inc. and misappropriated Airgas trade secrets, among other things. Praxair first reported this case in a filing on Form 8-K dated September 9, 1996.




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                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   PRAXAIR, INC.
                                                   Registrant




Date:  JULY 2, 1999              By:               /S/ DAVID H. CHAIFETZ
                                                   David H. Chaifetz
                                                   Vice President, General
                                                    Counsel and Secretary



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